FVIT P-1 05/12

SUPPLEMENT DATED May 4, 2012

TO THE PROSPECTUS DATED MARCH 1, 2012 OF

Franklin SMALL CAP VALUE Fund

(a series of Franklin Value Investors Trust)

The prospectus is amended as follows:

I. The “FUND SUMMMARIES” – “Franklin Small Cap Value Fund” – “Principal Risks” – “Market” section on page 41 is replaced with the following:

Market   The market values of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Individual stock prices tend to go up and down more dramatically than those of other types of investments. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

II. The “FUND SUMMARIES” – “Franklin Small Cap Value” - “Portfolio Managers” section beginning on page 43 is replaced with the following:

WILLIAM J. LIPPMAN

President of Advisory Services and portfolio manager of the Fund since inception (1996).

BRUCE C. BAUGHMAN, CPA

Senior Vice President of Advisory Services and portfolio manager of the Fund since inception (1996).

MARGARET MCGEE

Vice President of Advisory Services and portfolio manager of the Fund since inception (1996).

DONALD G. TAYLOR, CPA

Senior Vice President of Advisory Services and portfolio manager of the Fund since inception (1996).

III. The fourth through the eleventh paragraphs of the “FUND DETAILS” – “Management” section beginning on page 77 is replaced with the following:

BRUCE C. BAUGHMAN, CPA   Senior Vice President of Advisory Services

Mr. Baughman has been a portfolio manager of each Fund since inception and lead portfolio manager of Balance Sheet Fund and MicroCap Value Fund since inception. He joined Franklin Templeton Investments in 1988.

SAMUEL R. KERNER, CFA   Portfolio Manager of Advisory Services

Mr. Kerner has been a portfolio manager of the MidCap Value Fund since 2005 and assumed the duties of lead portfolio manager of the MidCap Value Fund in 2006. He joined Franklin Templeton Investments in 1996.

WILLIAM J. LIPPMAN   President of Advisory Services

Mr. Lippman has been President and a portfolio manager of each Fund since inception. He has been a lead portfolio manager of the All Cap Value Fund and Small Cap Value Fund since inception and assumed the duties of lead portfolio manager of the Large Cap Value Fund in 2007. He joined Franklin Templeton Investments in 1988.

MARGARET MCGEE   Vice President of Advisory Services

Ms. McGee has been a portfolio manager of each Fund since inception. She joined Franklin Templeton Investments in 1988.

STEVEN B. RAINERI   Portfolio Manager of Advisory Services

Mr. Raineri has been a lead portfolio manager of the All Cap Value Fund since inception. He joined Franklin Templeton Investments in 2005.

DONALD G. TAYLOR, CPA   Senior Vice President of Advisory Services

Mr. Taylor has been a portfolio manager of the All Cap Value Fund, Large Cap Value Fund, MidCap Value Fund and Small Cap Value Fund since inception and of the Balance Sheet Fund and MicroCap Value Fund since 1996. He joined Franklin Templeton Investments in 1996.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

IV. The “Small Cap Value Fund” portfolio manager list beginning on page 80 under “FUND DETAILS” – “Management” is replaced with the following:

William J. Lippman.   Mr. Lippman has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

Bruce C. Baughman.   Mr. Baughman is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

Margaret McGee.   Ms. McGee is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

Donald G. Taylor.   Mr. Taylor is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

Please retain this supplement with your prospectus for reference.